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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-57103) of Mack-Cali Realty, L.P. of our report dated February 19, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
New York, New York

March 4, 2002